SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)            April 16, 1999
                                                --------------------------------


                        FIRST CAPITAL RESOURCES.COM, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                       33-55254-28             87-0438641
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission File        (IRS Employer
        or incorporation)                  Number)          Identification No.)


                1400 East Oakland Park Boulevard, Suite 100, Fort
--------------------------------------------------------------------------------
                 Lauderdale, Florida 33334 (Address of principal
                     executive offices, including zip code)


Registrant's telephone number, including area code      (954) 568-3989


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.           Financial Statements, Pro Forma Financial Information and
                  ---------------------------------------------------------
                  Exhibits.
                  --------

         (a)      Audited Financial Statements of:

                  (1) Affordable Dealer Services, Inc. for the period from inception (October 21, 1998) to December 31, 1998.

                  (2) Southeast Dealer Acceptance, Inc. for the period from inception (January 20, 1999) to March 31, 1999.

         (b) Through a series of transactions effective April 1, 1999, First Capital Resources. Com, Inc., a non- operating public shell (the Company) acquired 100% of the outstanding common stock of Southeast Dealer Acceptance, Inc. (Southeast) and Affordable Dealer Services, Inc. (Affordable), collectively referred to as the operating entities. The merger of the operating entities into the Company was effectuated through an exchange by the Company of its common stock for all outstanding stock of the operating entities in a transaction with a single selling entity. This transaction is considered by the Company to be a capital transaction accounted for in a manner identical to a reverse acquisition as if the combined operating entities were the accounting acquirer. The operating entities' unaudited balance sheets as of March 31, 1999 are included in the unaudited pro forma combining balance sheet as if the merger was consummated on March 31, 1999, while the unaudited statements of operations for the three month period ended March 31, 1999 for Affordable and for the period from inception (January 20, 1999) through March 31, 1999 for Southeast are included in the unaudited pro forma combining statement of income as of the beginning of each such period.

                  This unaudited pro forma financial information does not purport to represent what the Company's financial position or results of operations would actually have been if such transactions in fact occurred on those dates, or to project the Company's financial position or results of operations for any future date or period. These unaudited pro forma combining financial statements should be read in conjunction with the historical financial statements of Southeast and Affordable.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.

                                             FIRST CAPITAL RESOURCES.COM, INC.


                                             By: /s/ Spiro Lazarou
                                                 ------------------------------
                                                   Spiro Lazarou, President

Dated June 15, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                        AFFORDABLE DEALER SERVICES, INC.
                              FINANCIAL STATEMENTS
                                 FOR THE PERIOD
                        FROM INCEPTION (OCTOBER 21, 1998)
                              TO DECEMBER 31, 1998




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C O N T E N T S
                                                                          Page
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                                1

FINANCIAL STATEMENTS

         Balance Sheet                                                      2

         Statement of Operations and Deficit                                3

         Statement of Cash Flows                                            4

         Notes to Financial Statements                                    5 - 9

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


Board of Directors and Stockholder
Affordable Dealer Services, Inc.
Ft. Lauderdale, Florida


We have audited the accompanying balance sheet of Affordable Dealer Services, Inc. as of December 31, 1998, and the related statements of operations and deficit and cash flows for the period from inception (October 21, 1998) to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Affordable Dealer Services, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the period from inception (October 21, 1998) to December 31, 1998 in conformity with generally accepted accounting principles.





                                                           KAUFMAN, ROSSIN & CO.

Miami, Florida
May 28, 1999

AFFORDABLE DEALER SERVICES, INC.
BALANCE SHEET
DECEMBER 31, 1998
====================================================================================================================================
ASSETS
====================================================================================================================================
CASH                                                                                                         $         121,709

FLOOR PLAN RECEIVABLES (NOTE 2)                                                                                        475,095

NOTES RECEIVABLE (NOTE 3)                                                                                               64,702

PROPERTY AND EQUIPMENT (NOTE 4)                                                                                        574,964

OTHER ASSETS                                                                                                             1,332
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                             $       1,237,802
====================================================================================================================================

LIABILITIES AND DEFICIENCY IN ASSETS
====================================================================================================================================

LIABILITIES
     Due to Parent (Note 5)                                                                                  $       1,047,752
     Note payable (Note 6)                                                                                             196,600
------------------------------------------------------------------------------------------------------------------------------------
              Total liabilities                                                                              $       1,244,352
------------------------------------------------------------------------------------------------------------------------------------

COMMITMENTS (NOTE 7)

DEFICIENCY IN ASSETS
     Common stock, $1 par  value; 1,000 shares authorized, issued and
         outstanding                                                                                                     1,000
     Deficit                                                                                                 (           7,550)
------------------------------------------------------------------------------------------------------------------------------------
              Total deficiency in assets                                                                     (           6,550)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                             $       1,237,802
====================================================================================================================================

                             See accompanying notes.

AFFORDABLE DEALER SERVICES, INC.
STATEMENT OF OPERATIONS AND DEFICIT
FOR THE PERIOD FROM INCEPTION (OCTOBER 21, 1998) TO DECEMBER 31, 1998
====================================================================================================================================


====================================================================================================================================
LOAN FEE INCOME                                                                                                $        22,000

OPERATING EXPENSES                                                                                                      30,882
------------------------------------------------------------------------------------------------------------------------------------

NET LOSS BEFORE INCOME TAX BENEFIT                                                                           (           8,882)

INCOME TAX BENEFIT                                                                                                       1,332
------------------------------------------------------------------------------------------------------------------------------------


NET LOSS, representing deficit at December 31, 1998                                                          ( $         7,550)
====================================================================================================================================

                             See accompanying notes.

AFFORDABLE DEALER SERVICES, INC.
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM INCEPTION (OCTOBER 21, 1998) TO DECEMBER 31, 1998
====================================================================================================================================
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                                                              ( $           7,550)
------------------------------------------------------------------------------------------------------------------------------------
     Adjustments to reconcile net loss to net cash
         provided by operating activities:
         Depreciation and amortization                                                                                  15,472
         Increase in other assets                                                                          (             1,332)
------------------------------------------------------------------------------------------------------------------------------------
              Total adjustments                                                                                         14,140
------------------------------------------------------------------------------------------------------------------------------------
                  Net cash provided by operating activities                                                              6,590
------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital expenditures                                                                                  (           290,436)
     Increase in notes receivable                                                                          (            44,702)
     Increase in floor plan receivables                                                                    (           475,095)
------------------------------------------------------------------------------------------------------------------------------------
                  Net cash used in investing activities                                                    (           810,233)
------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Amounts advanced by Parent                                                                                        924,352
     Proceeds from the issuance of common stock                                                                          1,000
------------------------------------------------------------------------------------------------------------------------------------
                  Net cash provided by financing activities                                                            925,352
------------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN CASH, representing
     Cash balance at end of year                                                                             $         121,709
====================================================================================================================================

     Supplemental Disclosures of Non-Cash Transactions:
------------------------------------------------------------------------------------------------------------------------------------

     Land and building acquired from Parent Company, net of   related  mortgage
     of $196,600 in exchange for debt.                                                                       $         103,400
====================================================================================================================================

     Note receivable assigned by Parent Company, in exchange for debt.                                       $          20,000
====================================================================================================================================

                             See accompanying notes.

AFFORDABLE DEALER SERVICES, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1.           SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  Organization

                  Affordable Dealer Services, Inc. (the Company) is a commercial finance company. Since its inception on October 21, 1998, the Company has been engaged in the business of inventory based lending to used car automobile dealerships throughout South Florida. The receivables are non-interest bearing and the Company's principal source of revenue is from fees charged to dealerships based on the total amount of inventory financing provided.

                  Concentrations

                  Four customers comprised the total balance in floor plan receivables. One customer accounted for approximately 64% of floor plan receivables at December 31, 1998. Approximately 59% of the Company's income was earned from this customer.

                  The Company, from time to time, maintains deposits with financial institutions in excess of federally insured limits.

                  Use of Estimates

                  The accounting and reporting policies of the Company are in conformity with generally accepted accounting principles and general practices within the finance industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the balance sheet dates and the reported amounts of revenues and expenses for the years presented. Actual results could differ from those estimates.

                  Impairment of Loans

                  The Company has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards ("SFAS") No. 114, Accounting by Creditors for Impairment of a Loan, and SFAS No. 118, Accounting by Creditors for Impairment of a Loan- Income Recognition and Disclosures, an amendment of SFAS No. 114. These standards address the accounting for the impairment of certain loans when it is probable that all amounts due pursuant to the contractual terms of the loan will not be collected.

--------------------------------------------------------------------------------
NOTE 1.           SIGNIFICANT ACCOUNTING POLICIES (Continued)
--------------------------------------------------------------------------------

                  Under the provisions of these standards a loan is impaired when, based on current information and events, it is probable that a creditor will be unable to collect all amounts due according to the contractual terms of the loan agreement. Individually identified impaired loans are measured based on the present value of payments expected to be received, using the historical effective loan rate as the discount rate. Alternatively, measurement may also be based on observable market prices, or for loans that are solely dependent on the collateral for repayment, measurement may be based on the fair value of the collateral. Loans that are to be foreclosed are measured based on the fair value of the collateral. If the recorded investment in the impaired loan exceeds the measure of fair value, a valuation is required as a component of the allowance for loan losses. Changes to the valuation allowance are recorded as a component of the provision for loan losses.

                  Property and Equipment

                  Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed principally on the straight-line method over the estimated useful lives of the assets as follows:

                  Building                                         30 years
                  Equipment                                     3 - 5 years
                  Software                                          3 years

                  Income Taxes

                  Deferred income taxes are provided for the estimated tax effect of temporary differences between financial and taxable income. These differences result primarily due to depreciation. The effective tax rate differed from maximum statutory rates due primarily to graduated tax rates.

                  Impact of the "Year 2000" Computer Issue

                  Because computers frequently use only two digits to recognize years, on January 1, 2000, many computer systems, as well as equipment that uses embedded computer chips, may be unable to distinguish between the years 1900 and 2000. If not remediated, this problem could create system errors and failures resulting in the disruption of normal business operations. In the event the Company fails to identify or correct a material Year 2000 problem, there could be disruptions in normal business operations, which could have a material adverse effect on the Company's results of operations, liquidity or financial condition. Further, there may be some third parties, such as governmental agencies, utilities, telecommunication companies, vendors, suppliers and customers who may not be able to continue business with the Company due to their own year 2000 problems. There can be no assurance that any efforts made will fully mitigate the effect of Year 2000 issues.

--------------------------------------------------------------------------------
NOTE 2.           FLOOR PLAN RECEIVABLES
--------------------------------------------------------------------------------

                  At December 31, 1998, the Company had $475,095 of floor plan receivables, all of which were collateralized by used automobiles and dealer bonds. The Company maintains custody of the title certificates of the automobiles which collateralize the floor plan receivables. If a floor plan receivable is deemed to be in default, the Company has the right to take possession of the automobile. Substantially all of the floor plan receivables were 30 day notes, with a customer option for an extension of 30 days. The Company does not provide an allowance for credit losses, as it is management's opinion that the short-term nature of these obligations, dealer bonds and the collateral value reduces potential credit losses to an immaterial amount. There were no loans charged off in 1998.

--------------------------------------------------------------------------------
NOTE 3.           NOTES RECEIVABLE
--------------------------------------------------------------------------------

                  Notes receivable at December 31, 1998 include a $44,702 unsecured note receivable from Carnet, Inc. (Carnet), a used car automobile dealership related to the Company by virtue of common ownership (see Note 5). The note bears interest at 10% per annum and requires monthly interest-only payments of $373, beginning January 31, 1999 and continuing for 60 months, at which time the full principal balance is due.

                  In addition to the above, notes receivable also includes a $20,000 note receivable which was assigned to the Company by its Parent (see Note 5). This two year note bears interest at 18% per annum, requires monthly principal and interest payments of $998, and is personally guaranteed by the owners of the borrower. Additionally, this note is collateralized by the borrower's dealer bond of $25,000. As this note was assigned to the Company on December 31, 1998, no interest income was recognized in 1998.

--------------------------------------------------------------------------------
NOTE 4.           PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------

                  Property and equipment at December 31, 1998 consisted of the following:
                  Land                                                                             $        240,000
                  Building                                                                                   60,000
                  Software (Note 5)                                                                         247,000
                  Equipment                                                                                  43,436
                  ------------------------------------------------------------------------------------------------------
                                                                                                            590,436
                  Less accumulated depreciation and amortization                                 (           15,472)
                  ------------------------------------------------------------------------------------------------------

                                                                                                   $        574,964
                  ------------------------------------------------------------------------------------------------------

                  Depreciation and amortization amounted to $15,472 for the period ended December 31, 1998.

--------------------------------------------------------------------------------
NOTE 4.           PROPERTY AND EQUIPMENT (Continued)
--------------------------------------------------------------------------------

                  Effective December 31, 1998, without prior written consent from the mortgagee, the land and building were transferred to the Company from an entity related by virtue of common control via a Quitclaim Deed. Additionally, the related mortgage has been assumed by the Company (see Note 6). Because consent for the transfer was not obtained from the mortgagee, the debt may be callable by the mortgagee.

--------------------------------------------------------------------------------
NOTE 5.           RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

                  During 1998, the majority of the Company's investment and operations were funded by advances from First American Capital Trust (the Parent), a trust which owned 100% of the outstanding stock of the Company at year end (see Note 8). The nature of the advances were to acquire software and fixed assets and to provide funding for the floor plan loans. Effective December 31, 1998, outstanding advances totaling $1,047,752 due to the Parent were converted into a 10-year note payable. The note bears interest at 10% per annum and requires monthly interest payments of $8,731. The full principal balance was to mature on January 31, 2009, however, effective March 21, 1999, this note was converted by the Parent to additional paid-in capital.

                  During 1998, software was acquired from an individual related to the Company by virtue of a controlling interest in the Parent, for $247,000. Accordingly, all rights, trademarks and licenses were obtained by the Company. In connection with this transaction, at December 31, 1998, $247,000, net of accumulated amortization of $13,722 is included in property and equipment.

                  Included in floor plan receivables is approximately $72,000 due from Carnet. Total fee income earned from Carnet amounted to $1,800 in 1998.
--------------------------------------------------------------------------------
NOTE 6.           NOTE PAYABLE
--------------------------------------------------------------------------------

                  Notes payable at December 31, 1998 consists of a mortgage note payable to an individual with an original balance of $210,000. The note bears interest at 10% per annum and requires monthly principal and interest payments of $2,257 until December 2001, whereupon the note is due with a balloon payment of $170,765. This mortgage is collateralized by the Company's land and building and is personally guaranteed by an individual who is an officer of the Company.

                  Aggregate maturities of this note are scheduled as follows:
                  1999                                                                               $        7,770
                  2000                                                                                        8,583
                  2001                                                                                      180,247
                  ------------------------------------------------------------------------------------------------------

                                                                                                     $      196,600
                  ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE 7.           COMMITMENTS
--------------------------------------------------------------------------------

                  On January 21, 1999, the Company entered into a two year lease agreement with an unrelated third party. The lease provides for monthly payments of $4,357, a portion of which are to be paid by Southeast Dealer Acceptance, Inc. (Southeast), a Company related by virtue of common control, under a sublease agreement. Approximate future minimum payments under this lease and sublease are as follows:

                  1999                                                                               $       51,000
                  2000                                                                                       52,000
                  2001                                                                                        4,000
                  ------------------------------------------------------------------------------------------------------
                                                                                                            107,000

                  Less sublease amounts                                                             (        52,000)
                  ------------------------------------------------------------------------------------------------------

                                                                                                     $       55,000
                  ======================================================================================================

                  Total rent expense in 1998 amounted to $3,180.
--------------------------------------------------------------------------------
NOTE 8.           SUBSEQUENT EVENTS
--------------------------------------------------------------------------------


                  On April 1, 1999, 100% of the outstanding common stock of the Company was sold by the Parent to Fact South, LLC (Fact South), a limited liability company whose manager is the beneficiary and trustee of the Parent. In exchange for the stock of the Company, the Parent received a 92% ownership interest in Fact South .

                  Subsequent to year end, $2,477,000 was loaned to the Company by the Parent, approximately $826,000 was repaid to an individual who is the trustee and beneficiary of the Parent on behalf of the Parent, and the remaining $1,651,000 was converted to equity in the Company. Additionally, the Parent committed to invest an additional $3,000,000 in Fact South.

                  Also on April 1, 1999, Fact South entered into a Stock Purchase Agreement (the Agreement) with a non-operating public shell. The Agreement provided for the exchange of 10,000,000 shares of the public shell in exchange for all of the issued and outstanding shares of the Company, Southeast and Carnet. Fact South retained a 91% interest in the public shell. This merger was treated for accounting purposes as a capital transaction equivalent to the issuance of stock by the Company for the net monetary assets of the public shell, accompanied by a recapitalization. Concurrent with this merger, the merged entity changed its name to First Capital Resources.Com, Inc.

================================================================================



                        SOUTHEAST DEALER ACCEPTANCE, INC.
                              FINANCIAL STATEMENTS
                          FOR THE PERIOD FROM INCEPTION
                      (JANUARY 20, 1999) TO MARCH 31, 1999




================================================================================

C O N T E N T S
                                                                         Page
================================================================================

INDEPENDENT AUDITORS' REPORT                                               1

FINANCIAL STATEMENTS

         Balance Sheet                                                     2

         Statement of Operations                                           3

         Statement of Stockholder's Equity                                 4

         Statement of Cash Flows                                           5

         Notes to Financial Statements                                  6 - 10

INDEPENDENT AUDITORS' REPORT
================================================================================


Board of Directors and Stockholder
Southeast Dealer Acceptance, Inc.
Ft. Lauderdale, Florida


We have audited the accompanying balance sheet of Southeast Dealer Acceptance, Inc. as of March 31, 1999, and the related statements of operations, stockholder's equity and cash flows for the period from inception (January 20, 1999) to March 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southeast Dealer Acceptance, Inc. as of March 31, 1999, and the results of its operations and its cash flows for the period from inception (January 20, 1999) to March 31, 1999 in conformity with generally accepted accounting principles.






                                                 KAUFMAN, ROSSIN & CO.

Miami, Florida
May 28, 1999


SOUTHEAST DEALER ACCEPTANCE, INC.
BALANCE SHEET
MARCH 31, 1999
===================================================================================================================

ASSETS
===================================================================================================================
CASH                                                                                                       $ 41,967

FINANCE RECEIVABLES, NET (NOTE 2)                                                                           484,020

PROPERTY AND EQUIPMENT (NOTE 3)                                                                              65,052

OTHER ASSETS                                                                                                  1,500
-------------------------------------------------------------------------------------------------------------------

                                                                                                           $592,539
===================================================================================================================
LIABILITIES AND STOCKHOLDER'S EQUITY
===================================================================================================================
LIABILITIES
     Due to dealers                                                                                        $ 76,663
     Accounts payable and accrued liabilities                                                                12,660
     Due to affiliate (Note 5)                                                                                4,357
-------------------------------------------------------------------------------------------------------------------
         Total liabilities                                                                                   93,680
-------------------------------------------------------------------------------------------------------------------

LEASE COMMITMENT (NOTE 5)

STOCKHOLDER'S EQUITY
     Common stock, $1 par value; 1,000 shares authorized, issued and
         outstanding                                                                                          1,000
     Additional paid-in capital                                                                             502,378
     Deficit                                                                                               (  4,519)
-------------------------------------------------------------------------------------------------------------------
         Total stockholder's equity                                                                         498,859
-------------------------------------------------------------------------------------------------------------------

                                                                                                           $592,539
===================================================================================================================


                            See accompanying notes.
                                       2



SOUTHEAST DEALER ACCEPTANCE, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM INCEPTION (JANUARY 20, 1999) TO MARCH 31, 1999
====================================================================================================================


====================================================================================================================

INTEREST AND FEE INCOME                                                                                      $24,029

PROVISION FOR CREDIT LOSSES                                                                                   10,000
--------------------------------------------------------------------------------------------------------------------

INCOME FROM LENDING ACTIVITIES                                                                                14,029

GENERAL AND ADMINISTRATIVE EXPENSES                                                                           19,121
--------------------------------------------------------------------------------------------------------------------

LOSS BEFORE INCOME TAX BENEFIT                                                                               ( 5,092)

INCOME TAX BENEFIT                                                                                               573
--------------------------------------------------------------------------------------------------------------------

NET LOSS                                                                                                    ($ 4,519)
====================================================================================================================



                            See Accompanying notes.
                                       3



SOUTHEAST DEALER ACCEPTANCE, INC.
STATEMENT OF STOCKHOLDER'S EQUITY
FOR THE PERIOD FROM INCEPTION (JANUARY 20, 1999) TO MARCH 31, 1999
===================================================================================================================

                                                                           Additional
                                                          Common Stock      Paid-In
                                                     ---------------------
                                                      Shares       Amount   Capital      Deficit    Total
===================================================================================================================

BALANCES - Inception (January 20, 1999)                 --      $   --      $   --      $   --      $   --

Issuance of common stock                               1,000       1,000     299,000        --       300,000

Contributed computer equipment                          --          --        68,476        --        68,476

Finance contracts contributed                           --          --       134,902        --       134,902

Net loss                                                --          --          --      ( 4,519)     ( 4,519)
-------------------------------------------------------------------------------------------------------------------

BALANCES - March 31, 1999                              1,000    $  1,000    $502,378   ($ 4,519)    $498,859
===================================================================================================================


                            See accompanying notes.
                                       4



SOUTHEAST DEALER ACCEPTANCE, INC.
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM INCEPTION (JANUARY 20, 1999) TO MARCH 31, 1999
====================================================================================================================


====================================================================================================================

CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                                                            ( $   4,519)
--------------------------------------------------------------------------------------------------------------------
     Adjustments to reconcile net loss to net cash
         provided by operating activities:
         Depreciation                                                                                          3,424
         Amortization of discount on finance receivables                                                 (     9,361)
         Provision for finance credit losses                                                                  10,000
         Increase in:
              Other assets                                                                               (     1,500)
              Due to dealers                                                                                  76,663
              Accounts payable and accrued liabilities                                                        12,660
              Due to affiliate                                                                                 4,357
--------------------------------------------------------------------------------------------------------------------
                  Total adjustments                                                                           96,243
--------------------------------------------------------------------------------------------------------------------
                      Net cash provided by operating activities                                               91,724
--------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchase of finance contracts                                                                       (   366,186)
     Proceeds from repayment of finance contracts                                                             16,429
--------------------------------------------------------------------------------------------------------------------
                      Net cash used in investing activities                                              (   349,757)
--------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from the issuance of common stock                                                              300,000
--------------------------------------------------------------------------------------------------------------------

NET INCREASE IN CASH, representing cash
     balance at March 31, 1999                                                                              $ 41,967
====================================================================================================================


Non-Cash Investing and Financing Activities
--------------------------------------------------------------------------------------------------------------------

     Property and equipment contributed to capital                                                          $ 68,476
====================================================================================================================

     Finance contracts contributed to capital                                                               $134,902
====================================================================================================================


                             See accompanying notes

SOUTHEAST DEALER ACCEPTANCE, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1.           ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------


                  Organization

                  Southeast Dealer Acceptance, Inc. (the "Company"), incorporated on January 20, 1999 under the laws of the State of Florida, is engaged in the business of purchasing and servicing sub-prime automobile finance loans in Florida. The loans are principally on used vehicles to borrowers that would not be expected to qualify for traditional financing provided by commercial banks or automobile manufacturers' captive finance companies.

                  Use of Estimates

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  Finance Receivables

                  The Company generally acquires finance contracts, collateralized by motor vehicles, at a discount. The purchase discount is amortized as an adjustment to the yield of the related finance contracts over the contractual life of the related loans.

                  The Company uses the interest method to determine interest income on finance contracts acquired. Finance contracts, including impaired finance contracts, are placed on nonaccrual status if they are 60 days or more past due as to maturity or payment of principal or interest. The accrual is resumed when the receivable becomes contractually current, and past due interest is recognized at that time. If a finance contract is deemed to be in default, the Company maintains the right to repossess the collateral securing that contract.

                  The Company applies SFAS 114 and 118, which address the accounting by creditors for impairment of a loan and related income recognition and disclosures. In accordance with SFAS 114, the Company's approach for estimating losses results in a measure of impairment based on discounting expected future cash flows (including the anticipated proceeds from repossessed collateral) at the loan's original yield. If the measure of the impaired receivable is less than the net recorded investment in the receivable, the Company recognizes an impairment by creating an additional allowance for finance credit losses in excess of the nonrefundable dealer reserves available to absorb losses, with a corresponding charge to provision for finance credit losses.

--------------------------------------------------------------------------------
NOTE 1.           SIGNIFICANT ACCOUNTING POLICIES (Continued)
--------------------------------------------------------------------------------

                  Property and Equipment

                  Property and equipment are stated at cost less accumulated depreciation. Maintenance and repair costs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which is five years.

                  Due to Dealers

                  The Company records a finance receivable and a corresponding liability "due to dealers" upon receiving a purchased finance contract from dealerships. The liability is relieved upon receipt of all required documentation, and the funding of the contract.

                  Concentration of Credit Risk

                  Financial instruments that potentially subject the Company to significant concentrations of credit risks consists principally of finance contracts. The Company acquires finance contracts from a network of automobile dealers located primarily in South Florida and substantially all borrowers are also located in this geographic area. Exposure to losses on contracts varies by borrower. The Company monitors exposure to credit losses and maintains allowances for anticipated losses, which management considers to be appropriate under the circumstances.

                  Income Taxes

                  Deferred income taxes are provided for the estimated tax effect of temporary differences between financial and taxable income. These differences result primarily from the provision for loan losses and depreciation. The effective tax rate differed from maximum statutory rates due primarily to graduated tax rates and the provision for loan losses.

                  Impact of the "Year 2000" Computer Issue

                  Because computers frequently use only two digits to recognize years, on January 1, 2000, many computer systems, as well as equipment that uses embedded computer chips, may be unable to distinguish between the years 1900 and 2000. If not remediated, this problem could create system errors and failures resulting in the disruption of normal business operations. In the event the Company fails to identify or correct a material Year 2000 problem, there could be disruptions in normal business operations, which could have a material adverse effect on the Company's results of operations, liquidity or financial condition. Further, there may be some third parties, such as governmental agencies, utilities, telecommunication companies, vendors, suppliers and customers who may not be able to continue business with the Company due to their own year 2000 problems. Also, risks associated with some foreign third parties may be greater since there is general concern that some entities operating outside the United States are not addressing Year 2000 issues on a timely basis. There can be no assurance that any efforts made will fully mitigate the effect of Year 2000 issues.

--------------------------------------------------------------------------------
NOTE 2.           FINANCE RECEIVABLES
--------------------------------------------------------------------------------


                  Finance receivables at March 31, 1999 consisted of the following:

                  Finance receivables, gross                                                              $ 991,237
                  Less unearned interest                                                                   (303,623)
                  ------------------------------------------------------------------------------------------------------
                  Principal balance of finance receivables                                                  687,614
                  Less:    Purchase discounts                                                              (193,594)
                           Allowance for credit losses                                                      (10,000)
                  ------------------------------------------------------------------------------------------------------

                  Finance receivables, net                                                                $ 484,020
                  ======================================================================================================

                  As of March 31, 1999, the accrual of interest income had not been suspended on any finance contracts, nor were there any contracts in the process of repossession.

                  The contractual maturities of the finance contracts generally range from one to four years from the balance sheet date. It is the Company's experience that a portion of the finance contracts generally will be repaid or charged off before the contractual maturity date.

                  Changes in the allowance for credit losses were as follows:

                  Balance - Inception (January 20, 1999)                                                  $       -
                  Provision for credit losses charged to operations                                          10,000
                  Finance contracts charged off                                                                   -
                  Recoveries                                                                                      -
                  ------------------------------------------------------------------------------------------------------

                  Balance - March 31, 1999                                                                $  10,000
                  ======================================================================================================

                  At March 31, 1999, contractual maturities of finance receivables were as follows:

                  2000                                                                                    $ 401,813
                  2001                                                                                      339,512
                  2002                                                                                      196,117
                  2003                                                                                       53,795
                  ------------------------------------------------------------------------------------------------------

                                                                                                          $ 991,237
                  ======================================================================================================

                  It is the Company's expectation that a substantial portion of the finance receivables will be repaid prior to contractual maturity dates. The above, therefore, is not to be regarded as a forecast of future cash collections.

--------------------------------------------------------------------------------
NOTE 3.           PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------


                  Property and equipment at March 31, 1999 consisted of the following:

                  Computer equipment                                                                      $  68,476
                  Less accumulated depreciation                                                              (3,424)
                  ------------------------------------------------------------------------------------------------------

                                                                                                          $  65,052
                 =======================================================================================================

                  Depreciation expense amounted to $3,424 for the period ended March 31, 1999.
--------------------------------------------------------------------------------
NOTE 4.           RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------


                  The Company acquires a number of its finance contracts from Carnet, Inc. (Carnet), an affiliated automobile dealership, and plans to continue such acquisitions. During the period from inception to March 31, 1999, finance contracts purchased from Carnet accounted for approximately 26% of the total acquired throughout the period and 24% of the principal balance of finance receivables at March 31, 1999.

--------------------------------------------------------------------------------
NOTE 5.           LEASE COMMITMENT
--------------------------------------------------------------------------------

                  On January 21, 1999, the Company entered into a two year sublease agreement with Affordable Dealer Services, Inc. (Affordable), an affiliate, for office space and use of furniture and fixtures. The sublease provides for the payment of half of the monthly rent of $4,357. As of March 31, 1999, the Company had included in the accompanying balance sheet an amount due to Affordable of $4,357 relating to the sublease commitment.

                  Approximate future minimum payments for the years subsequent to March 31, 1999 under the sublease are as follows:

                  2000                                                                                    $  26,000
                  2001                                                                                       22,000
                  ------------------------------------------------------------------------------------------------------

                                                                                                          $  48,000
                  ======================================================================================================

                  Rent expense amounted to $4,357 for the period ended March 31, 1999.

--------------------------------------------------------------------------------
NOTE 6.           SUBSEQUENT EVENTS
--------------------------------------------------------------------------------


                  On April 1, 1999, FACT South, LLC (Parent), the Company's sole stockholder, entered into a Stock Purchase Agreement (Agreement) with a non-operating public shell. The Agreement provided for the exchange of 10,000,000 shares of the public shell in exchange for all of the issued and outstanding shares of the Company, Affordable and Carnet. The Parent retained a 91% interest in the public shell. This merger was treated for accounting purposes as a capital transaction equivalent to the issuance of stock by the Company for the net monetary assets of the public shell, accompanied by a recapitalization. Concurrent with this transaction, the public shell changed its name to First Capital Resources.Com, Inc.



FIRST CAPITAL RESOURCES.COM, INC.
UNAUDITED PRO FORMA COMBINING BALANCE SHEET
MARCH 31, 1999
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     ADJUSTED             (4)
                                  (1)               (2)               (3)            ACQUIRED          PROFORMA          PROFORMA
ASSETS                         SOUTHEAST        AFFORDABLE        ADJUSTMENTS        ENTITIES         ADJUSTMENTS        COMBINED
------------------------------------------------------------------------------------------------------------------------------------

CASH                              $41,967          $445,819                            $487,786                            $487,786

FINANCE RECEIVABLES, NET          484,020                 -                             484,020                             484,020

FLOOR PLAN RECEIVABLES                  -         1,681,037                           1,681,037                           1,681,037

DUE FROM AFFILIATES                     -           193,264         (139,259)            54,005                              54,005

PROPERTY AND EQUIPMENT             65,052           592,619                             657,671                             657,671

OTHER ASSETS                        1,500            13,909                              15,409                              15,409
------------------------------------------------------------------------------------------------------------------------------------

                                 $592,539        $2,926,648        ($139,259)        $3,379,928    $          -          $3,379,928
====================================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Due to dealers                 $76,663                                               $76,663                              76,663
   Due to Parent                                  1,047,752                           1,047,752       (1,047,752)                 -
   Mortgage payable                                 196,600                             196,600                             196,600
   Due to affiliate                 4,357                             (4,357)                 -                                   -
   Accounts payable and
     accrued liabilities           12,660             7,647                              20,307                              20,307
------------------------------------------------------------------------------------------------------------------------------------
                                   93,680         1,251,999           (4,357)         1,341,322       (1,047,752)           293,570

STOCKHOLDERS' EQUITY              498,859         1,674,649         (134,902)         2,038,606         1,047,752         3,086,358
------------------------------------------------------------------------------------------------------------------------------------

                                 $592,539        $2,926,648        ($139,259)        $3,379,928    $          -          $3,379,928
====================================================================================================================================

NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET

Note 1.
This column includes the unaudited historical balance sheet of Southeast Dealer Acceptance, Inc. as of March 31, 1999 extracted from the audited financial statements.

Note 2.
This column includes the unaudited historical balance sheet of the Affordable Dealer Services, Inc. as of March 31, 1999.

Note 3.
This column includes adjustments for the elimination of intercompany balances.

Note 4.
This column reflects the pro forma effect of the conversion of the amount owed to First Capital Resources.Com, Inc. by Affordable at March 31, 1999 to equity upon acquisition on April 1, 1999.

Note 5.
At March 31, 1999, First Capital Resources.Com, Inc. had no assets, liabilities or net stockholders' equity.



FIRST CAPITAL RESOURCES.COM, INC.
UNAUDITED COMBINING STATEMENT OF INCOME
THREE MONTHS ENDED MARCH 31, 1999
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      (3)                (4)
                                                               (1)                 (2)             PRO FORMA          PRO FORMA
                                                            SOUTHEAST          AFFORDABLE         ADJUSTMENTS          COMBINED
------------------------------------------------------------------------------------------------------------------------------------

INTEREST AND FEE INCOME                                        $24,029            $130,220                              $154,249

PROVISION FOR FINANCE CREDIT LOSSES                             10,000                   -                                10,000
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM LENDING ACTIVITIES                                  14,029             130,220                               144,249

GENERAL AND ADMINISTRATIVE EXPENSES                             19,121              92,748                               111,869
------------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS                                   (5,092)             37,472                                32,380

INCOME TAX BENEFIT (PROVISION)                                     573              (7,288)                               (6,715)
------------------------------------------------------------------------------------------------------------------------------------

NET (LOSS) INCOME                                              $(4,519)            $30,184                               $25,665
====================================================================================================================================


WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                                               11,000,000         11,000,000
====================================================================================================================================

NET INCOME PER SHARE                                                                                                       $0.00
====================================================================================================================================


NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

Note 1.
This column includes the unaudited historical results of operations of Southeast Dealer Acceptance, Inc. extracted from the audited financial statements for the period from inception (January 20, 1999) to March 31, 1999.

Note 2.
This column includes the unaudited historical results of operations of Affordable Dealer Services, Inc. for the three months ended March 31, 1999.

Note 3.
Weighted average common shares for the period ended March 31, 1999 reflect those shares issued and outstanding at the time of the acquisitions on April 1, 1999 and have been calculated assuming the shares of common stock issued pursuant to the transactions were outstanding at the beginning of the period.

Note 4.
For the three months ended March 31, 1999, First Capital Resources.Com, Inc. had no income or expenses.